UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 1, 2003

                             RIDGEWOOD HOTELS, INC.
             (Exact name of Registrant as specified in its charter)

           Delaware                        0-14019                58-1656330
(State or Other Jurisdiction of    (Commission File Number)     (IRS Employer
         Incorporation)                                      Identification No.)

100 Rue Charlemagne Braselton, Georgia                              30517
(Address of Principal Executive Offices)                          (Zip Code)

Registrant's telephone number, including area code:(678) 425-0900

--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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      This Current Report on Form 8-K/A amends and restates in its entirety Item
4 of the Current Report on Form 8-K filed by Ridgewood Hotels, Inc., a Delaware corporation (the "Company"), on May 8, 2003. Additionally, this Current Report on Form 8-K/A provides disclosure under Item 7.

Item 4. Changes in the Registrant's Certifying Accountant.

      On May 1, 2003, Deloitte & Touche LLP resigned as the Company's independent auditors. Deloitte & Touche LLP had served as the Company's independent auditor since June 2002.

      The report of Deloitte & Touche LLP on the Company's financial statements for the year ended March 31, 2002, contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles; however, such report did contain an explanatory paragraph regarding the Company's ability to continue as a going concern. In connection with Deloitte & Touche LLP's audit for the year ended March 31, 2002, and through May 1, 2003, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused it to make reference thereto in its report on the Company's financial statements for such periods.

      In connection with Deloitte & Touche LLP's audit for the year ended March 31, 2002, and through May 1, 2003, there have been no reportable events of the kind listed in Item 304 of Regulation S-K except as follows: Deloitte & Touche LLP advised the Audit Committee of the Company's Board of Directors that, in connection with the audit of the Company's financial statements for the year ended March 31, 2002, Deloitte & Touche LLP encountered certain difficulties due to the disaggregation of duties over the accounting records of the Company and the apparent inadequate review of the books and records by management or their designee. Subsequent to the completion of the audit, the Company has centralized its accounting duties, including duties relating to the review of its books and records. In addition, Deloitte & Touche LLP advised the Audit Committee that Deloitte & Touche LLP had identified accounting adjustments, certain of which were material, during the audit. The Company recorded the adjustments which Deloitte & Touche LLP identified prior to Deloitte & Touche LLP issuing their report on the Company's audited financial statements for the year ended March 31, 2002. These issues were discussed by the Audit Committee of the Company's Board of Directors with Deloitte & Touche LLP. The Company has authorized Deloitte & Touche LLP to fully respond to inquiries from the successor accountant with respect to the subject matter set forth in Deloitte & Touche LLP's August 13, 2002 letter.

      The Company has sent a copy of this Current Report to Deloitte & Touche LLP. The Company has requested that Deloitte & Touche LLP furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Deloitte & Touche LLP agrees with the statements set forth in Item 4 of this Current Report and, if not, stating the respects in which it does not agree. A copy of such letter, dated May 19, 2003, is filed as Exhibit 16.1 to this Current Report.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Financial Statements of Business Acquired and Pro Forma Financial Information. None.

(c)     Exhibits.

        16.1 Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             RIDGEWOOD HOTELS, INC.


                                             /s/ Henk Evers
                                             -----------------------------------
                                             By: Henk Evers
                                             Its: President

Date: May 19, 2003


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                                  EXHIBIT INDEX

16.1 Letter from Deloitte & Touche LLP addressed to the Securities and Exchange Commission


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